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                                                                     EXHIBIT 4.3

                              CERTIFICATE OF TRUST
                                       OF
                         TEAM FINANCIAL CAPITAL TRUST I

     THIS CERTIFICATE OF TRUST OF TEAM FINANCIAL CAPITAL TRUST I (the "Trust"), is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, Robert J. Weatherbie, Michael L. Gibson, and Gregory S. Schreacke, each an individual, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. Section 3801 et seq.) (the "Act").

          1. NAME. The name of the business trust formed hereby is Team Financial Capital Trust I.

          2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001,
     Attention: Corporate Trust Administration.

          3. EFFECTIVE DATE. This Certificate of Trust shall be effective on July ___, 2001.

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     IN WITNESS WHEREOF, each of the undersigned, being a trustee of the Trust, has executed this Certificate of Trust in accordance with Section 3811(a) of the Act.

                                   WILMINGTON TRUST COMPANY, as Trustee


                                   By :
                                        ---------------------------------------
                                   Name:
                                         --------------------------------------
                                   Title:
                                          -------------------------------------


                                   --------------------------------------------
                                   Robert J. Weatherbie, as Administrative
                                   Trustee


                                   --------------------------------------------
                                   Michael L. Gibson, as Administrative Trustee


                                   --------------------------------------------
                                   Gregory S. Schreacke, as Administrative
                                   Trustee

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